SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                            WESTMORELAND COAL COMPANY
                            -------------------------
                (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

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                        REVOCATION OF CONSENT PROCEDURES
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                             HOW TO REVOKE A CONSENT
                             -----------------------

          If you hold your shares in street name with a bank or broker:


     1) PLEASE SIGN AND DATE THE ENCLOSED REVOCATION OF CONSENT CARD, AND INCLUDE YOUR ADDRESS AND PHONE NUMBER ON EITHER THE REVOCATION OF CONSENT CARD OR THE RETURN ENVELOPE.

     2) PLEASE RETURN THE REVOCATION OF CONSENT CARD IN THE PRE-PAID RETURN ENVELOPE OR FAX IT TO MORROW & CO., INC. AT: (212) 754-8300.

                                      -and-

          PLEASE CONTACT THE PERSON RESPONSIBLE FOR MANAGING YOUR ACCOUNT AT YOUR BROKER OR BANK AND LET THEM KNOW YOU WISH TO REVOKE YOUR PRIOR CONSENT.

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If you have any questions on how to revoke a consent,  please call Morrow & Co.,
Inc. at 1-800-662-5200.

If you have any other questions, please feel free to call Diane Jones, Westmoreland Coal Company at (719)442-2600.
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